SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

36.	SUBSEQUENT EVENTS

Golar Partners made a final cash distribution of $0.50 per unit in February 2013 in respect of the quarter ended December 31, 2012, of which Golar received $14.4 million of dividend income in relation to the Company's common units, general partner units and IDRs held at the record date.

On February 5, 2013, Golar Partners closed its third post IPO public offering of 3,900,000 common units at a price of $29.74 per common unit. In addition, the Company maintained its 2% general partner interest and subscribed to 416,947 common units in a concurrent private placement, also at a price of $29.74 per unit. The net proceeds to Golar Partners from these offerings were approximately $180.6 million. Following the closing, the Company's total ownership interest in Golar Partners is approximately 50.9%.

On February 7, 2013, Golar completed its sale of its equity interest in the company that owns and operates the LNG carrier Golar Maria to Golar Partners for the price of $215 million. As consideration, Golar Partners assumed $89.5 million of bank debt in respect of the Golar Maria and paid Golar the balance of $125.5 million in cash using the proceeds of its recent equity offerings on February 2013.